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                                                                   Exhibit 99.3

  Pursuant to Rule 13d-1(k)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.

June 28, 1999

                                          GEORGIA-PACIFIC CORPORATION


                                          By: /s/ James F. Kelley
                                             --------------------------------
                                              Name: James F. Kelley
                                              Title: Senior Vice President Law
                                                     and General Counsel

                                          ATLANTA ACQUISITION CORP.


                                          By: /s/ James F. Kelley
                                             --------------------------------
                                             Name: James F. Kelley
                                             Title: Vice President and
                                                    Secretary